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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 AlphaCom Inc.
                                 -------------
             (Exact Name of Registrant as Specified in Its Charter)


                Nevada                                           34-1868605
----------------------------------------                         ----------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

     1035 Rosemary Blvd., Akron, Ohio                              44306
-----------------------------------------                          -----
(Address of Principal Executive Officers)                        (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. [X] Yes

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instructions A. (d), please check the following box. [ ]

Securities Act registration statement file number to which         333-83573
this form relates:                                                 ---------
                                                                (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                     Name of Each Exchange on Which
       to be so Registered                     Each Class is to be Registered
       -------------------                     ------------------------------
Common Stock                                Not yet determined
------------------------------------        ------------------------------------

------------------------------------        ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


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                               (Title of Class)


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                               (Title of Class)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          Information required by Item 202 of Regulation S-B is incorporated herein by reference to Form SB-2 (effective June 30, 2000) and all amendments thereto on file with the Securities and Exchange Commission.

ITEM 2.   EXHIBITS.

          Exhibits required hereunder are incorporated herein by reference to Exhibits 3.1, 3.2 and 3.3 Form SB-2 (effective June 30, 2000) and all amendments thereto on file with the Securities and Exchange Commission.



                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this reorganization statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                    AlphaCom, Inc.
                                               ----------------------------
                                                    (Registrant)

Date  August 14, 2000                       By  /s/ Joseph M. Lechiara
                                               ----------------------------
                                                    Joseph M. Lechiara, CFO